Sucampo Pharmaceuticals, Inc. 2014 Credit Suisse Healthcare Conference

November 12, 2014

Stan Miele

Senior Vice President, Sales and Marketing, and President, Sucampo Pharma Americas, LLC

SUCAMPO
The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission (SEC) on March 12, 2014 and the Form 8-K as filed with the SEC on May 9, 2014.

Investment Highlights

Global biopharmaceutical company with two approved products:

- AMITIZA®: in the U.S. - chronic idiopathic constipation, IBS-C and opioid induced constipation; in UK, chronic idiopathic constipation; in Japan, chronic constipation; and in Switzerland, chronic idiopathic constipation
- RESCULA®: in the U.S., for lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
  - Exit direct selling and marketing efforts by year end

Recently signed partnerships for AMITIZA provide significant long-term revenues

Pipeline with mid-to-late stage assets in development

Long-term growth strategy to include non-prostone product or company acquisitions

Financial strength

Expanded and experienced management team

SUCAMPO
The Science of Innovation

A Strong Heritage

1984
Dr. Ueno discovers prostones

1996
Dr. Sachiko Kuno and Dr. Ueno found R-Tech Ueno, Ltd., later to become Sucampo

2006
AMITIZA approved for CIC in the U.S.

2007
Initial Public Offering

2008
AMITIZA approved for IBS-C in the U.S.

2009
AMITIZA approved for CIC in Switzerland

2010
Sucampo acquires Sucampo AG

2012
AMITIZA approved for CIC in the U.K. and launched for CC in Japan

2013
AMITIZA approved for OIC in the U.S. and launched RESCULA in the U.S.

2014
Named Peter Greenleaf as CEO

Our Go Forward Strategy: Executed in Three Phases

Secure The Foundation

- Focus our efforts
- Strengthen our overall capabilities
- Secure AMITIZA franchise and drive global growth
- Re-align the organization

Build The Growth Platform

- Advance AMITIZA life cycle management
- Optimize our investment in prostone programs
- Enrich the pipeline with non-prostone compounds

Transform The Business

- Diversify our scientific footprint in strategically aligned therapeutic areas
- Explore broader expansion opportunities where value driving and accretive

Proven and Experienced Management Team

Executive	Prior Experience
Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, Cooley
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, Millennium Pharmaceuticals, Inc, Abbott Laboratories
Open Position Chief Financial Officer	

Expanded Management Team with Considerable Experience in Product Development and Commercialization

We Have Executed Against Key Components of Our Strategy

Focus efforts and strengthen overall capabilities

- ✓ Team
- ✓ Development capability

Secure and grow AMITIZA revenues

- ✓ Efforts to ensure consistent and sustainable growth

Global partnerships

- ✓ Patent litigation resolution

Optimize investment in pipeline

- ✓ Life cycle management
- ✓ Invest or exit programs to maximize return on investment

Expand pipeline through non-prostone product or company acquisitions

Two FDA-Approved Products

amitiza lubiprostone

Approved for 3 indications in the U.S. (marketed by Takeda)

- Chronic idiopathic constipation (CIC)
- Irritable bowel syndrome with constipation (IBS-C)
- Opioid-induced constipation (OIC)

Approved for chronic constipation (CC) in Japan (marketed by Abbott)

Recent global agreement with Takeda (except for U.S., Japan and China)

- Approved for CIC and OIC in Switzerland
- Approved for CIC in U.K.

Rescula (Unoprostone isopropyl ophthalmic solution) 0.15%

Approved in the U.S. to lower intraocular pressure in patients with open-angle glaucoma or ocular hypertension

Sucampo holds license agreements in rest of world, with exception of Japan, Korea, Taiwan and China

Exited direct selling and marketing efforts

AMITIZA®
(lubiprostone)

AMITIZA Growth Strategy

Continue to Grow Sales	4.2% US Rx Sales; 22% US Net Sales; 118% Japan Sales
New Agreements	■ **Extended U.S. and Canadian Collaboration** • Takeda will split with Sucampo the gross profits of branded AMITIZA • Takeda will no longer reimburse Sucampo for the product details made by Sucampo sales representatives ■ **New Global Collaboration** • Takeda marketing authorization holder and responsible for development, regulatory, commercial • Global except U.S., Canada, Japan and China • Upfront payment of $14 million; Sucampo responsible for first $6M in development costs
Remove Generic Challenges	■ Settled litigation against Par Pharmaceuticals, Inc, ■ Dr. Reddy's (30 month stay post litigation filing)
Market Expansion	■ OIC Growth ■ Consumer awareness/DTC: new campaign with Takeda in select U.S. markets
Global Expansion	■ New Approvals
Lifecycle Management – New Patient Population and Formulations	■ Pediatrics ■ Alternate formulation
Future – Improved Partner Economics	■ 50/50 Par (2021-Beyond) on generic ■ 50/50 Takeda (2021-Beyond) on brand

SUCAMPO
The Science of Innovation

AMITIZA: Product Profile and Differentiation

Most expansive label in Constipation market

Most experienced product: 9 Million prescriptions in 8+ years

Well tolerated safety profile

- 8+ years' postmarketing
- No black box warning (contrast to linaclotide)

Key product characteristics:

- Rapid onset in CIC: 57% to 63% of patients respond within 24 hours
- No limitation on duration of use except in UK (contrast to laxatives)

AMITIZA's MOA


lubiprostone
CIC-2–Chloride Channel Activation
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity

Constipation Market Overview

Chronic Idiopathic Constipation (CIC)

- Affects approximately 14% to 16% of adult population globally
- 33 million in U.S., 41 million in EU5, 15 million in Japan (CC)
- Accounts for 92k hospitalizations/year in U.S.
- Severe constipation is associated with increased CV risk in women

Irritable Bowel Syndrome (IBS)

- Affects approximately 15% of adult population globally, 1/3 of whom have IBS-C
- 12 million in U.S., 11 million in EU, 3 million in Japan
- Direct and indirect costs of IBS care in U.S. are $20 billion/year
- Patients with IBS consume >50% more healthcare resources than those without

Opioid-Inducted Constipation-non cancer (OIC)

- Affects 2-4 million moderate to severe sufferers
- Most common reason for discontinuation of opioid therapy
- AMITIZA does not act on opiate receptors or inhibit analgesic activity of opioid therapy

For data, see references 2 and 3

46 Million Annual TRx's in Constipation Market, and Heavy OTC and Generic Rx Use

Market MATTY TRx by Category thru Sep 2014


46M TRx
Linaclotide
Bentyl (other symptons of IBS)
Stool softners with stimulant laxatives (Senna S)
Sorbitol, mineral oil
11%
3%
4%
3%
22%
Stool softners without stimulant laxatives (Colace)
Osmi Prep, PEG preps
15%
Fleet Enemas
1%
3%
AMITIZA
9%
Stimulant Laxatives (Ex-Lax, Dulcolax)
2%
27%
Bulk Fiber (Citrucel, Benefiber)
Miralax, PEGs

Brand/Generic MATTY TRx thru Sept 2014


Generic
35%
42%
Other
16%
Branded Generic
7%
Brand

Brand TRx by Category thru Sept 2014


Osmi Prep, PEG preps
Pre-xray Evacuants 1%
0% Sorbitol, mineral oil
0% 56520 Miralax, PEGs
Bentyl (other symptoms of IBS)
26%
39%
AMITIZA
Linaclotide
34%

OTC Market: additional ~$800M annually

For data source, see reference 1

SUCAMPO
The Science of Innovation

Global AMITIZA Approvals and Regulatory Filings



Canada
CIC and OIC
(filed 10/30/14)
U.K.
CIC (2012)
MRP in Europe
CIC
(started 10/31/14)
Switzerland
CIC (2009)
OIC (2014)
U.S.
CIC (2006)
IBS-C (2008)
OIC (2013)
Japan
CC (2012)
Latin America
TBD
ROW Territories
TBD

Takeda has rights to all markets except Japan (Abbott) and China

Takeda is a Global GI leader

PANTOPRAZOLE

PREVACID LANSOPRAZOLE

DEXILANT dexlansoprazole

Tecta pantoprazole magnesium

amitiza lubiprostone

Launched in 2014

Entyvio vedolizumab

Pipeline

Vonoprazan (Acid Disorders / Japan) Filing
TAK-114 (UC) Phase II
ENTYVIO Subcutaneous, Phase I

RESCULA®
(unoprostone isopropyl)

RESCULA

Glaucoma is the second leading cause of bilateral blindness worldwide

- Expected to affect an estimated 79.6 million people worldwide by 2020
- Reduction in intra-ocular pressure (IOP) is currently the only modifiable risk factor for patients with glaucoma and ocular hypertension

RESCULA targets IOP reduction via BK-channel activation

Recent decision to exit direct selling and marketing

- Continue to make available for patients who need it

Exploring options to monetize the product

Sucampo Science Pipeline

Clinical Development Strategy - Update

Clinical Development is Company's Core Focus

- Assessed each pipeline asset: scientific, regulatory, and commercial criteria
  - Decisions made on each asset's development plan
- Shortened time to market across all compounds
- Increased transparency around pipeline
  - Determined key milestones over next 24 months

At-A-Glance: Sucampo Pipeline

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT						
LEAD COMPOUNDS	PHASE1	PHASE 2		PHASE 3		REGULATORY FILING	APPROVAL
Lubiprostone – Alternate Formulation				FPI – 2H 2015 LPI – 2H 2015		2H 2016	2H 2017
Lubiprostone – PFC (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015		
Lubiprostone – PFC (6 months- 6 years)				Pivotal: FPI – 2H 2015/ 1H 2016 LPI – 2H 2016	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2H 2017	2H 2018
Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 1H 2016		FPI – 1H 2017 LPI – 1H 2018		2H 2018	2H 2019
Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 1H 2018 LPI – 2H 2018		1H 2020	1H 2021
PO Ion Channel Activator LSS		FPI – 2H 2015 LPI – 1H 2016		FPI – 2H 2018 LPI - 1H 2019		2H 2020	2H 2021
New Formulation 1 Unoprostone Isopropyl – RP				Trial Ongoing Interim Data 1H 15			

■ COMPLETED ■ IN PROGRESS / PROJECTED START

SUCAMPO
The Science of Innovation

Financials and Milestones

Key Facts and Financial Summary

Key Facts	
Stock Price (11-10-14), 52-Week Range	$9.69; $11.00 to $5.80
Shares Outstanding (11-10-14)	44.5M (1 class of common stock)
Daily Volume (90-day average)	87,190
Market Capitalization (11-10-14)	$430.1M
Enterprise Value (11-10-14)	$371.8M
Financial Highlights for Q3 2014	
Cash & Equivalents	$106.4M
Notes Payable	$48.1M
Total Revenue	$31.5M
Net Income, excluding special items	$6.3M
EPS, excluding special items	$0.14
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$88.5M
Financial Highlights for Nine Months 2014	
Total Revenue	$77.7M
Net Income, excluding special items	$8.6M
EPS, excluding special items	$0.20
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$240.5M
Raised full year 2014 guidance, excluding special items	Net Income $15-20M excl sp items EPS $0.35-0.45 excl sp items

Upcoming Milestones

Event	Expected Timing
Global partnership agreement	√
Update on AMITIZA alternate formulation and PFC development	√
File AMITIZA (CIC and OIC) for approval in Canada	√
Initiate MRP to secure approval for AMITIZA (CIC) in additional European markets	√
Decision on ion channel activator program for LSS	√
Cobiprostone NERD Ph. 2 FPI	Q4 2014 – Q1 2015
Cobiprostone oral mucositis Ph. 2 FPI	1H 2015
Approvals for AMITIZA in additional European markets	
Go/No Go for unoprostone in retinitis pigmentosa	
Lubiprostone alternate formulation Ph.3 FPI	2H 2015
Lubiprostone PFC (6 years – 17 years) LPI (pivotal)	
Lubiprostone PFC (6 years – 17 years) LPI (open-label)	
Lubiprostone alternate formulation Ph. 3 LPI	
Cobiprostone NERD Ph. 2 LPI	
PO ion channel activator for LSS Ph. 2 FPI	
Lubiprostone PFC Ph. 3 (6 months – 6 years) FPI (pivotal)	
Cobiprostone oral mucositis Ph. 2 LPI	1H 2016
PO ion channel activator for LSS Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) FPI (open-label)	
File lubiprostone alternate formulation for approval in U.S.	2H 2016
Lubiprostone PFC (6 months – 6 years) LPI (pivotal)	
Lubiprostone PFC (6 months – 6 years) LPI (open-label)	

Investment Highlights

Global biopharmaceutical company with two approved products:

- AMITIZA®: in the U.S. - chronic idiopathic constipation, IBS-C and opioid induced constipation; in UK, chronic idiopathic constipation; in Japan, chronic constipation; and in Switzerland, chronic idiopathic constipation
- RESCULA®: in the U.S., for lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
  - Exit direct selling and marketing efforts by year end

Recently signed partnerships for AMITIZA provide significant long-term revenues

Pipeline with mid-to-late stage assets in development

Long-term growth strategy to include non-prostone product or company acquisitions

Financial strength

Expanded and experienced management team

Q&A

Appendix

References

1. IMS, NPA Data
2. Sucampo data on file
3. Internal Research

AMITIZA: Intellectual Property

AMITIZA has a robust U.S. patent estate

- 16 patents in Orange Book
- Latest patents expire in 2027

Recently settled Par litigation

- Sucampo and RTU will grant Par a non-exclusive license to market Par's generic version in the U.S. beginning January 1, 2021, or earlier under certain circumstances
- Par will split with Sucampo the gross profits of the licensed products sold during the term of the agreement
- In the event Par elects to launch an authorized generic, Sucampo will supply Par at a negotiated price

Recently received a Paragraph IV certification notice letter regarding Dr. Reddy's Laboratories

AMITIZA Collaborations: Extended and Global

Original U.S. and Canadian Collaboration

- Takeda promotes, markets, and sells AMITIZA in U.S. and Canada
- Product royalty agreement: tiered royalty rate of 18%−26% of annual net sales

Extended U.S. and Canadian Collaboration

- Begins on January 1, 2021
- Takeda will split with Sucampo the gross profits of branded AMITIZA
- Takeda will no longer reimburse Sucampo for the product details made by Sucampo sales representatives

Global Collaboration

- Takeda marketing authorization holder and responsible for development, regulatory, commercial
- Global except U.S., Canada, Japan and China
- Upfront payment of $14 million
- Product sales agreement: supply price to Takeda
- Development costs payable by Sucampo: $6 million

Japan

- Abbott promotes, markets, and sells AMITIZA in Japan
- Product sales agreement: supply price to Abbott